              UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) November 15, 2005

                     NAVISTAR FINANCIAL 2002-B OWNER TRUST
             (Exact name of Registrant as specified in its charter)

                                    Delaware
                (State or other jurisdiction of incorporation)

              333-67112-03                            36-6039332
      (Commission File Number)            (I.R.S. Employer Identification No.)

 425 N. Martingale Road Schaumburg, Illinois              60173
   (Address of principal executive offices)             (Zip Code)

         Registrant's telephone number including area code 630-753-4000

--------------------------------------------------------------------------------

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01  Other Events.

           On November 15, 2005, the Registrant made available the
           Monthly Servicer Certificate for the Period of October 2005
           for the NAVISTAR FINANCIAL 2002-B OWNER TRUST,  which  is
           attached as Exhibit 20 hereto.

Item 9.01  Financial Statements and Exhibits.

         (c)      See attached Exhibit 20.

--------------------------------------------------------------------------------

                                   SIGNATURE

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned thereunto duly authorized.

                      NAVISTAR FINANCIAL 2002-B OWNER TRUST
             (Exact name of Registrant as specified in its charter)

Date:  November 23, 2005                 By:/s/ John V. Mulvaney, Sr.
-------------------------                       -------------------------------
                                                John V. Mulvaney, Sr.
                                                Vice President & Controller

--------------------------------------------------------------------------------

                                  EXHIBIT INDEX

Exhibit No.    Description

   20          Navistar Financial 2002-B Owner Trust
               Monthly Servicer Certificate #36, dated November 15, 2005

================================================================================

                                  EXHIBIT 20

                Navistar Financial 2002 - B Owner Trust
                    For the Month of October 2005
                Distribution Date of November 15, 2005
                       Servicer Certificate  #36

Original Pool Amount                                               $476,822,132.57
Subsequent Receivables (transferred 11/19/02)                      $141,557,526.95
Subsequent Receivables (transferred 12/18/02)                      $111,641,313.30
Subsequent Receivables (transferred 01/30/03)                       $94,264,588.13
Subsequent Receivables (transferred 02/18/03)                       $25,713,811.37
Beginning Pool Balance                                             $159,523,125.38
Beginning Pool Factor                                                    0.1876744

Principal and Interest Collections:
    Principal Collected (Incl. Servicer Advance Repay)               $9,454,592.71
    Interest Collected                                                 $991,940.40
    Mandatory Prepayments                                                    $0.00
Additional Deposits:

    Repurchase Amounts                                                  $12,511.52

    Liquidation Proceeds / Recoveries                                  $281,152.07
Total Additional Deposits                                              $293,663.59

Repos / Chargeoffs                                                      $34,187.69
Aggregate Number of Notes Charged Off                                          191

Total Available Funds                                               $10,432,026.71

Ending Pool Balance                                                $150,330,003.45
Ending Pool Factor                                                       0.1768590

Servicing Fee                                                          $132,935.94
    memo: Servicer will allocate $1,500.00 of
          Servicing Fee as Administration Fee

Repayment of Servicer Advances                                         $308,169.99

Reserve Account:
                                                                                            =======================================
Beginning Balance  (see Memo Item)                                  $17,672,024.94               Memo Item - Reserve Account
Target Percentage                                                             5.50%          Opening Balance         $16,999,987.45
Target Balance                                                       $8,268,150.19           + Trans Base                     $0.00
Specified Yield Supplement Amount                                            $0.00           + Trans Low/0%                   $0.00
Specified Yield Supplement Amount                                            $0.00           + Invest. Income            $52,758.67
Specified Reserve Account Balance                                    $8,268,150.19           + Excess Serv.             $619,278.82
Minimum Balance                                                     $16,999,987.45           + Transfer (to)
(Release) / Deposit                                                   ($672,037.49)            Collections Acct.              $0.00
Ending Balance                                                      $16,999,987.45                                   --------------
                                                                                               Beginning Balance     $17,672,024.94
Current Weighted Average APR:                                                7.215%         =======================================

Current Weighted Average Remaining Term (months):                            21.18

Delinquencies                                                           Dollars       Notes
         Installments - 30 days                                      $1,145,415.80    1,119
                        31 - 60 days                                   $247,977.60      220
                        60+  days                                      $168,267.35      109

            Total:                                                   $1,561,660.75    1,164
         Balances: 60+  days                                         $1,223,596.31      109

------------------------------------------------------------------------------------------------------------------------------------

                                                Navistar Financial 2002 - B Owner Trust
                                                     For the Month of October 2005

                                                                                   NOTES
                               TOTAL     CLASS A - 1    CLASS A - 2    CLASS A - 3a (3)  CLASS A - 3b   CLASS A - 4    CLASS B NOTES
Original Pool Amt.    $850,000,000.00 $162,000,000.00 $230,000,000.00 $215,000,000.00 $25,000,000.00 $184,000,000.00 $34,000,000.00

Distributions:
 Distribution Percentages  (1)                   0.00%           0.00%           0.00%          0.00%          96.00%          4.00%

 Coupon                                        1.6200%         1.9200%        4.22000%        2.6400%         3.5200%        5.2700%

Beginning Pool Bal    $159,523,125.38
Ending Pool Bal       $150,330,003.45

Collected Principal     $9,158,934.24
Collected Interest        $991,940.40
Charge - Offs              $34,187.69
Liquidation
  Proceeds/Recoveries     $281,152.07
Swap Pmts to/(from) Trust       $0.00
Servicing & Admin Fee     $132,935.94
Investment Earnings from
   Pre-Funding Acct.            $0.00
Negative Carry Amount           $0.00
Cash Transfer from
   Pre-Funding Acct.            $0.00
Cash Transfer from
   Reserve Account              $0.00
Total Collections Avail
   for Debt Service    $10,299,090.77

Beginning Balance     $159,523,125.44        $0.00            $0.00           $0.00           $0.00 $146,662,200.44  $12,860,925.00

Interest Due (2)          $486,690.02        $0.00            $0.00           $0.00           $0.00     $430,209.12      $56,480.90
Interest Paid             $486,690.02        $0.00            $0.00           $0.00           $0.00     $430,209.12      $56,480.90
Principal Due           $9,193,121.93        $0.00            $0.00           $0.00           $0.00   $8,825,397.05     $367,724.88
Mandatory Prepayments
   Class A-1 only               $0.00        $0.00
Principal Paid          $9,193,121.93        $0.00            $0.00           $0.00           $0.00   $8,825,397.05     $367,724.88

Ending Balance        $150,330,003.51        $0.00            $0.00           $0.00           $0.00 $137,836,803.39  $12,493,200.12
Note/Certificate Pool Factor
   (Ending Bal/Origin Pool Amt)             0.0000           0.0000          0.0000          0.0000          0.7491          0.3674

Total Distributions     $9,679,811.95        $0.00            $0.00           $0.00           $0.00   $9,255,606.17     $424,205.78

Interest Shortfall              $0.00        $0.00            $0.00           $0.00           $0.00           $0.00           $0.00
Principal Shortfall             $0.00        $0.00            $0.00           $0.00           $0.00           $0.00           $0.00
   Total Shortfall              $0.00        $0.00            $0.00           $0.00           $0.00           $0.00           $0.00
Excess Servicing
   (see Memo Item -
        Reserve Account)  $619,278.82

   Beginning Reserve
       Acct Balance    $17,672,024.94
   (Release) / Draw      ($672,037.49)
   Ending Reserve
       Acct Balance    $16,999,987.45

(1)Principal distributions will be paid in the following                (* x represents previously paid interest to other classes)
priority:  First to Class A-1 until paid in full, second                (* y represents previously paid interest and principal on
96.00% applied sequentially to Class A notes and 4.00% to                  other classes.)
Class B notes until all Class A Notes are repaid in full,
then 100% to Class B Notes.                                             ===========================================================
(2)Class A-1 and Class A-3a Interest based on Actual Number             Memo Item - Advances:
of Days.  Interest for first settlement based off 27 days,                Servicer Advances - Current Reporting Period ($308,169.99)
from 11/19/02-12/15/02 for Class A-3a and Class A-1 Class A-3             Total Outstanding Servicer Advances         $3,522,076.04
Interest based on One Month Libor +25 bp.  Class A-2, A-3b,A-4          ===========================================================
and Class B Interest calculated on 30 days.

------------------------------------------------------------------------------------------------------------------------------------

                                                Navistar Financial 2002 - B Owner Trust
                                                     For the Month of October 2005

Trigger Events:   A)  Loss Trigger
                  B)  Delinquency Trigger
                  C)  Noteholders Percent Trigger

                                  5                 4                 3                 2                 1                 0
                               May-05             Jun-05            Jul-05            Aug-05           Sep-05            Oct-05

Remaining Gross Balance  $236,197,849.08    $222,676,911.68   $209,900,954.07   $197,194,546.81   $183,642,790.75   $172,059,757.28

A)   Loss Trigger:

Principal of Contracts
     Charged Off             $283,797.57        $109,701.06       $150,767.41        $35,233.98       $107,561.32        $34,187.69

Recoveries                   $150,339.52        $321,696.41        $92,400.37       $253,548.28       $216,899.62       $281,152.07

Total Charged Off
     (Months 5, 4, 3)        $544,266.04
Total Recoveries
     (Months 3, 2, 1)        $562,848.27

Net Loss/(Recoveries)
     for 3 Months            ($18,582.23)    (a)

Total Balance
     (Months 5, 4, 3)    $668,775,714.83     (b)

Loss Ratio Annualized
     [(a/b)*(12)]                -0.0333%

Trigger:  Is Ratio > 1.5%              No
                                                                                    Aug-05           Sep-05            Oct-05

B)   Delinquency Trigger:
     Balance delinquency 60+ days                                               $1,540,300.94     $1,135,401.71     $1,223,596.31
     As % of Remaining Gross Balance                                                  0.78111%          0.61827%          0.71115%
     Three Month Average                                                              0.70623%          0.71861%          0.70351%

Trigger:  Is Average > 2.0%            No

C)   Noteholders Percent Trigger:  2.0000%
     Ending Reserve Account Balance
     not less than 1% of Initial Aggregate
     Receivables Balance

Trigger:  Is Minimum < 1.0%            No

====================================================================================================================================